MERRILL LYNCH INTERNATIONAL EQUITY FUND

                   Supplement dated September 30, 2002 to the
          Statement of Additional Information dated September 10, 2002


     Effective September 30, 2002, the section captioned "Trustees and Officers" beginning on page 12 is amended as follows:

     The biographical information of Jeremy Beckwith appearing on page 15 is deleted.







Code # 16748-0902STK